Exhibit 99.1

XODTEC TECHNOLOGY, INC.

FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND DECEMBER 31, 2007

COMPANY ADDRESS:
11F, NO.216, NANHING E. RD.
TAIPEI CITY, TAIWAN (R.O.C.)

COMPANY TEL : (02)2507-6690

XODTEC TECHNOLOGY, INC.

Independent Auditors’ Report

To the Stockholders of
Xodtec Technology, Inc.

We have audited the accompanying balance sheet of Xodtec Technology, Inc. as of December 31, 2008, and the related statements of income, changes in stockholders’ equity (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  The financial statements of Xodtec Technology, Inc. for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 28, 2008, expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xodtec Technology, Inc. as of December 31, 2008 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Brock, Schechter & Polakoff, LLP
Buffalo, New York
April 1, 2009

Xodtec Technology, Inc.
Financial Statements

Balance Sheets

	December 31,
	2008	%	2007	%

Assets

Current assets
Cash and cash equivalents	$7,281	2	$4,745	7
Accounts receivable, net	290,550	65	-	-
Other receivable	43	-	1,850	3
Inventories	11,733	3	-	-
Prepaid expenses	42,746	9	17,643	24
Total current assets	352,353	79	24,238	34

Fixed assets
Cost	84,865	19	38,930	54
Less: accumulated depreciation	(23,679)	(5)	(15,175)	(21)
Net fixed assets	61,186	14	23,755	33

Other assets
Refundable deposits	15,442	3	23,913	33
Deferred charges	18,359	4	-	-
Total other assets	33,801	7	23,913	33

	$447,340	100	$71,906	100

Liabilities & Stockholders' Equity (Deficit)

Current liabilities
Accounts payable	$15,756	4	$3,333	4
Accrued expenses	36,207	8	21,261	30
Related party payable	559,805	125	479,304	667
Other current liabilities	2,962	-	342	-
Total liabilities	614,730	137	504,240	701

Stockholders' equity (deficit)
Common stock	31,686	7	31,686	44
Accumulated deficit	(199,035)	(44)	(460,537)	(640)
Accumulated other comprehensive income	(41)	-	(3,483)	(5)
Total stockholders' equity (deficit)	(167,390)	(37)	(432,334)	(601)

	$447,340	100	$71,906	100

The accompanying notes to financial statements are an integral part of these statements.

Xodtec Technology, Inc.
Financial Statements

Statements of Income

	For the Years Ended December 31,
	2008	%	2007	%

Sales-net	$730,969	100	$-	-
Cost of goods sold	(200,249)	(27)	-	-

Gross profit	530,720	73	-	-

Operating expenses	(268,533)	(37)	(197,687)	-
Research and development expenses	(690)	-	(65,738)	-

Operating income (loss)	261,497	36	(263,425)	-

Non-operating income and gains
Interest income	2	-	6	-
Rent income	-	-	17,577	-
Miscellaneous income	3	-	-	-
	5	-	17,583	-

Non-operating expenses and losses
Miscellaneous expenses	-	-	(52)	-
	-	-	(52)	-

Income (loss) before income taxes	261,502	36	(245,894)	-

Income tax expense	-	-	-	-

Net income (loss)	$261,502	36	$(245,894)	-

Earnings per share
Net earnings per share	$2.62		$(2.46)

The accompanying notes to financial statements are an integral part of these statements.

Xodtec Technology, Inc.
Financial Statements

Statements of Changes in Stockholders’ Equity

Items	Common Stock	Accumulated Deficit	Accumulated Other Comprehensive Income	Total

Balance at January 1, 2007	$31,686	$(214,643)	$(1,964)	$(184,921)

Change in translation adjustments	-	-	(1,519)	(1,519)
Net loss for 2007	-	(245,894)	-	(245,894)

Balance at December 31, 2007	31,686	(460,537)	(3,483)	(432,334)

Change in translation adjustments	-	-	3,442	3,442
Net income for 2008	-	261,502	-	261,502

Balance at December 31, 2008	$31,686	$(199,035)	$(41)	$(167,390)

The accompanying notes to financial statements are an integral part of these statements.

Xodtec Technology, Inc.
Financial Statements

Statements of Cash Flows

	For the Years Ended
	December 31,
	2008	2007

Cash flows from operating activities
Net income (loss)	$261,502	$(245,894)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation	8,723	7,145
(Increase) in accounts receivable	(292,154)	-
Decrease (increase) in other receivable	1,796	(1,846)
(Increase) in inventories	(11,798)	-
(Increase) in prepayments	(25,442)	(8,095)
(Increase) decrease in refundable deposits	8,246	(15,549)
Increase (decrease) in accounts payable	12,530	(153,673)
Increase in accrued expenses	15,270	5,327
Increase (decrease) in other current liabilities	2,639	(5,897)
Net cash used in operating activities	(18,688)	(418,482)

Cash flows from investing activities
Acquisition of fixed assets	(46,631)	(2,139)
(Increase) in deferred charges	(18,460)	-
Net cash used in investing activities	(65,091)	(2,139)

Cash flows from financing activities
Increase in related party payable	86,382	424,740

Effect of exchange rate changes	(67)	15

Net increase in cash and cash equivalents	2,536	4,134

Cash and cash equivalents - beginning of year	4,745	611

Cash and cash equivalents - end of year	$7,281	$4,745

The accompanying notes to financial statements are an integral part of these statements.

Xodtec Technology, Inc.
Notes to Financial Statements

1.	Organization and Operations

Xodtec Technology, Inc. (the Company) was incorporated as a company limited by shares under the provision of the Company Law of the Republic of China on February 17, 2005.  As of December 31, 2008, the Company’s common stock of $31,686 is represented by 100,000 issued and outstanding shares with a par value of $0.317 per share.  The Company operates out of the Republic of China.

The Company designs, manufactures, markets and sells advanced lighting solutions, including light emitting diode (LED) and energy-saving lighting. The Company offers a broad range of technically innovative white light, color-changing and fixed-color lighting solutions that are used for applications in commercial, residential, public gardening, architectural, and entertainment markets. The Company’s lighting solutions provide many benefits over traditional incandescent, halogen and fluorescent light sources, including lower energy consumption, longer life spans, absence of hazardous materials, decreased maintenance costs and greater design flexibility.

As of December 31, 2008 and December 31, 2007, the Company had 12 and 5 employees, respectively.

2.	Summary of Significant Accounting Policies

Foreign Currency Translation
The carrying amounts of the Company’s assets, liabilities, equity and results of operations have been translated from the New Taiwan dollar, which is the Company’s functional currency, into the U.S. dollar using the current rate method.

Cash Equivalents
For the purpose of the statement of cash flows, the Company considers all highly liquid investments to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are carried at their estimated collectible amounts.  Trade credit is generally extended on a short-term basis, thus accounts receivable do not bear interest, although a finance charge may be applied to such receivables that are past due.  Bad debts are provided on the allowance method based on historical experience and management’s evaluation of outstanding accounts receivable.  The allowance for doubtful accounts at December 31, 2008 and December 31, 2007 was $-0-.

Inventory
Inventories of finished goods are stated at the lower of cost (weighted average method) or market.

Fixed Assets
All fixed assets are stated at cost.  Significant renewals and improvements are treated as capital expenditures and maintenance and repairs are charged to expense as incurred.

Depreciation is provided on straight-line method based on the estimated useful lives and salvage values of the assets, ranging from 2 to 5 years.

Revenue, Costs and Expenses
Revenues are recognized when the earning process is substantially completed and they are realized or realizable.  Costs and expenses are recognized as incurred.

Xodtec Technology, Inc.
Notes to Financial Statements

2.	Summary of Significant Accounting Policies (Continued)

Research and Development Costs
Research and development costs are expensed as incurred.

Taxes Collected from Customers
The Company presents revenue net of sales, use, and excise taxes collected from customers.

Advertising
Advertising costs are expensed as incurred.

Income Taxes
Current - The Company follows the practice of providing for income taxes based on amounts reportable for income tax purposes.

Deferred - The recognition of income and expenses in different periods for financial accounting and tax purposes gives rise to timing difference that result in deferred taxes.

Uncertain Tax Positions
Management has elected to defer the application of FAS FIN 48, Accounting for Uncertain Tax Positions, in accordance with FSP FIN 48-3.  The Company will continue to follow FAS 5, Accounting for Contingencies, until it adopts FIN 48.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Reclassification
Certain accounts in the 2007 financial statements have been reclassified to conform to the 2008 financial statement presentation.

3.	Recent Accounting Pronouncements

In May 2008, the FASB released SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. This statement identifies the sources of accounting principles and the framework for selecting the accounting principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. SFAS No. 162 is effective 60 days after the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles”.  The Company does not expect the implementation of this guidance to have a material impact on the financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133”. SFAS No. 161 gives financial statement users better information about the reporting entity's hedges by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. The Company does not expect the adoption of SFAS No. 161 to have a material effect on the financial statements.

Xodtec Technology, Inc.
Notes to Financial Statements

3.	Recent Accounting Pronouncements (Continued)

In February 2007, the FASB released SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. The standard is effective for fiscal years beginning after November 15, 2007. The standard provides entities the ability, on an elective basis, to report most financial assets and financial liabilities at fair value, with corresponding gains and losses recognized in current earnings. The Company did not elect the fair value option under SFAS No. 159 as of January 1, 2008 for any of our financial assets and liabilities that were not already fair valued. The Company will consider applying the fair value option to future transactions as provided by the standard. The Company does not expect SFAS No. 159 to have a material impact on the financial statements.

In December 2007, the FASB released SFAS No. 141(R), “Business Combinations”. This standard revises and enhances the guidance set forth in SFAS No. 141(R) by establishing a definition for the “acquirer,” providing additional guidance on the recognition of acquired contingencies and non-controlling interests, and broadening the scope of the standard to include all transactions involving a transfer in control, irrespective of the consideration involved in the transfer. SFAS No. 141(R) is effective for business combinations for which the acquisition date occurs in a fiscal year beginning on or after December 15, 2008. Although the standard will not have any impact on the current financial statements, application of the new guidance could be significant to the Company in the context of future merger and acquisition activity.

In December 2007, the FASB released SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”. This statement amends ARB 51 to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not expect the standard to have a material impact on the financial statements.

4.	Fixed Assets

Fixed assets consist of the following:

	December 31,
	2008	2007

Operation equipment	$84,865	$38,930
Less: accumulated depreciation	(23,679)	(15,175)

Net fixed assets	$61,186	$23,755

Depreciation expense for the years ended December 31, 2008 and December 31, 2007 was $8,723 and $7,145, respectively.

Xodtec Technology, Inc.
Notes to Financial Statements

5.	Pension Plan

In accordance with the Labor Pension Act in Taiwan, the Company contributes 6 percent of the employees’ monthly salaries to employees’ personal pension accounts on a monthly basis.  The pension payments shall be made either monthly or in full at one time by the amount of the principal and accrued dividends from the employees’ personal pension accounts.  The Company incurred pension plan expenses during the years ended December 31, 2008 and December 31, 2007 of $6,824 and $1,020, respectively.

6.	Advertising

Total advertising costs were $2,106 and $9,062 for the years ended December 31, 2008 and December 31, 2007, respectively.

7.	Income Taxes

Temporary differences giving rise to the deferred tax asset, which is included in other current assets, consist of operating loss carry forwards that may be applied against future taxable income.  Deferred taxes and operating loss carry forwards consist of the following:

	December 31, 2008		December 31, 2007
	Amount	Deferred Taxes	Amount	Deferred Taxes

Loss carry forwards	$144,549	$36,442	$409,232	$102,308
Valuation allowance		(36,442)		(102,308)

Net deferred tax asset		$-		$-

The Company’s operating loss carry forwards expire in 2017.

8.	Related Party Transactions

Names and relationships of related parties are as follows:

Amy Lo	The chairperson of the Company

The Company had no sales to or purchases from the related party during the years ended December 31, 2008 and December 31, 2007.

The payable due to the related party as of December 31 is summarized as follows:

Related Party	Interest Rate	2008	2007

Amy Lo	None	$559,805	$479,304

The related party payable does not have set repayment terms and is unsecured.  Payment is dependent on the Company’s cash flows.  The Company has obtained a letter of financial support from the related party indicating that they will continue to provide the funds necessary for use in the Company’s operations.

Xodtec Technology, Inc.
Notes to Financial Statements

9.	Concentration of Risks

Sales to four major customers during the year ended December 31, 2008 totaled approximately 75 percent of sales.  The amount due from these customers, included in accounts receivable, was $175,614 at December 31, 2008.

Purchases from one major vendor during the year ended December 31, 2008 totaled approximately 18 percent of expenses.

10.	Lease Commitments

The Company leases space under an operating lease arrangement that expires in March 2009.  In addition, the Company leases a vehicle under an operating lease arrangement that expires in November 2010.  Future minimum lease payments are:

2009	$26,846
2010	17,527

Rent expense for the years ended December 31, 2008 and December 31, 2007 was $50,013 and $31,390, respectively.

11.	Subsequent Event

In 2009, the Company, along with other related entities, is planning to fully merge into A-Plus International, Ltd.